                                                                   EXHIBIT 10.26

                            BUSINESS LOAN AGREEMENT

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or loans.

Borrower:   Hyland Software, Inc.         Lender:   KeyBank National Association
            15500 Lake Road, Suite A-50             127 Public Square
            Rocky River, OH 44116                   Cleveland, OH 44114

                                   [BAR CODE]

THIS BUSINESS LOAN AGREEMENT between Hyland Software, Inc. ("Borrower") and KeyBank National Association ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including these which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodation, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of December 26, 2000, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

      AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

      BORROWER. The word "Borrower" means Hyland Software, Inc. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

      CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

      COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or the retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

      ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

      GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

      GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

      INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

      LENDER. The word "Lender" means KeyBank National Association, its successors and assigns.

      LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

      NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

      PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;
      (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

      RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

      SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements.

12-26-2000                  BUSINESS LOAN AGREEMENT                       Page 2
                                  (Continued)

      understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security interest.

      SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

      SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related documents.

      LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guaranties described below.

      BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as lender or its counsel, in their sole discretion, may require.

      PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

      REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

      NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

      ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

      AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws or code of regulations, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

      FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

      LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

      HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
      Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
      (b) Borrower has no knowledge of, or reason to believe that there has been
      (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

      LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

12-26-2000                  BUSINESS LOAN AGREEMENT                       Page 3
                                   (Continued)

      TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

      LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

      BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

      COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

      EMPLOYEE BENEFIT PLAN. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

      LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office. If Borrower has more than one place of business, is located at 18600 Lake Road, Suite A-50, Rocky River, OH 44116. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

      YEAR 2000. Borrower warrants and represents that all software utilized in the conduct of Borrower's business will have appropriate capabilities and compatability for operation to handle calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates. In the same manner and with the same functionality as the software does respecting calendar dates falling on or before December 31, 1999. Further, Borrower warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the software include the indication of the century.

      INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

      SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

      LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

      FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

      FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year. Borrower's balance sheet and income statement for the year ended, reviewed by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than ninety (90) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

      ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings and receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

      INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

      INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
      (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

      GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions spelled out in those guaranties.

     Guarantors                                                Amounts
     ----------                                                -------
J. Packy Hyland, Jr.                                          Unlimited
J. Packy Hyland, Sr.                                          Unlimited
Miguel Zubizarrela                                            Unlimited

      OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

      LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

12-26-2000                  BUSINESS LOAN AGREEMENT                       Page 4
                                   (Continued)

      TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, Income, or profits.

      PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

      OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

      INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrowers's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

      COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

      ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

      ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

      INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases,* (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets* or (c) self with recourse any of Borrower's accounts, except to Lender.

      CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
      (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1966, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

      LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, Invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

         CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

FINANCIAL COVENANTS AND ADDITIONAL DEFINITIONS. Borrower covenants and agrees with Lender that, while this Agreement is in effect,

* where the aggregate of all such indebtedness exceeds $500,000.000/

12-26-2000                  BUSINESS LOAN AGREEMENT                       Page 5
                                   (Continued)

Borrower will:

Senior Liabilities to Adjusted Tangible Capital Ratio. Borrower shall maintain a ratio of Total Senior Liabilities to Adjusted Tangible Capital of not more than
5.00 to 1.00; calculated at the end of each fiscal year. The words "Total Senior Liabilities" mean total liabilities less Subordinated Debt. The words "Adjusted Tangible Capital" mean Tangible Capital less investments in, advances to, promissory notes and any receivables from, any affiliate or other related entity of Borrower. The words "Tangible Capital" mean Tangible Net Worth plus Subordinated Debt. The words "Tangible Net Worth" mean Borrower's total assets excluding all Intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold Improvements) less Total Debt. The words "Total Debt" mean all of Borrower's liabilities including Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.


Operating Cash Flow to Fixed Charge Ratio. Borrower shall maintain a ratio of Operating Cash Flow to Fixed Charges of not less than 1.20 to 1.00; calculated at the end of each fiscal year for the preceding 12-month period. The words "Operating Cash Flow" mean net income after taxes and exclusive of extraordinary gains and losses and gains on asset sales and other income, plus depreciation, amortization, interest expense and lease expenses, less dividends and distributions.* The words "Fixed Charges" mean interest expense, plus lease expense, plus current maturities of long-term debt and current maturities of capital leases (calculated for the preceding twelve-month period).


EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

      DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

      OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

      DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

      INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor proceeding satisfactory to Lender.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, and Guaranty of the indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's state to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.


      CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.


      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

      INSECURITY. Lender, in good faith, deems itself insecure.


      RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initials steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.


EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the related Documents or any other agreement immediately will terminate and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

      AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.


      APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Ohio. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Cuyahoga County, the State of Ohio. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against


*relating to the preceding 12 month periods net income./

12-26-2000                  BUSINESS LOAN AGREEMENT                       Page 6
                                   (Continued)

the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interest irrespective of any personal claims or defences that Borrower may have against Lender.

COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

SEVERABILITY. If a court competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or convenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

SUCCESSORS AND ASSIGNS. All convenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

SURVIVAL. All warranties, representations, and convenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

12-26-2000                  BUSINESS LOAN AGREEMENT                       Page 7
                                   (Continued)

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF DECEMBER 26, 2000.

BORROWER:

Hyland Software, Inc.

By: /s/ Christopher J. Hyland CFO
    -----------------------------
    Christopher J. Hyland, CFO

LENDER:

KeyBank National Association

By: /s/ M.J. Bilardo
    -------------------------
    Authorized Officer

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 2.28a (C) Concentrex 2000 All rights reserved. [OH-O40 E3.20 F2.20 HYL02101.LN CS.OVL]

                                 FIRST AMENDMENT
                           TO BUSINESS LOAN AGREEMENT

                               (the "Amendment")

      WHEREAS, Hyland Software, Inc., an Ohio corporation ("Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Bank") entered into a certain Business Loan Agreement dated December 26,2000 (the "Loan Agreement"), and

      WHEREAS, Borrower and Bank have agreed to amend the Loan Agreement to modify the financial covenants set forth therein;

      NOW, THEREFORE, for valuable consideration received to their satisfaction, Borrower and Bank hereby mutually agree as follows:

      1. The Financial covenants set forth on page 5 the Loan Agreement are hereby amended, effective as of April 20, 2001, to delete them in their entirety and to substitute the following:

" TANGIBLE NET WORTH. Borrower shall maintain a Tangible Net Worth of not less than $ 9,500,000.00, tested at the end of each fiscal year. "Tangible Net Worth" means Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less Total Debt. "Total Debt" means all of Borrower's liabilities including Subordinated Debt. "Subordinated Debt" means indebtedness and liabilities of Borrower, which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

CURRENT RATIO. Guarantor shall attain a ratio of Current Assets (less prepaid expenses) to Current Liabilities in excess of 1.00 to 1.00, tested at the end of each fiscal year, beginning with the year ending December 31, 2001. "Current Assets" and "Current Liabilities" shall have the meanings defined by GAAP.

TOTAL SENIOR LIABILITIES TO ADJUSTED TANGIBLE CAPITAL RATIO. Borrower shall maintain a ratio of Total Senior Liabilities to Adjusted Tangible Capital of not more than l.50 to 1.00, tested at the end of each fiscal year. "Total Senior Liabilities" means total liabilities less Subordinated Debt. "Adjusted Tangible Capital" means Tangible Capital less investments in, advances to, promissory notes and any receivables from, any affiliate or other related entity of Borrower. "Tangible Capital" means Tangible Net Worth plus Subordinated Debt. "Tangible Net Worth" means Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less Total Debt. "Total Debt" means all of Borrower's liabilities including Subordinated Debt. "Subordinated Debt" means indebtedness and liabilities of Borrower, which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender."

      2. Except as herein specifically amended, directly or by reference, all provisions of the Loan Agreement and the Related Documents are ratified and confirmed and remain in full force and effect. The Borrower and the Bank hereby agree to continue all liens and security interests securing the indebtedness of the Borrower under the Loan Agreement and the Related Documents, until such indebtedness as may be modified herein, and any and all related promissory notes have been fully paid. The parties hereto further agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Loan Agreement and/or any other instruments evidencing, securing, or related to the Borrower's obligations to the Bank. The Borrower hereby acknowledges that all liens and security interests securing such obligations are valid and subsisting.

      3. Borrower hereby represents and warrants to Bank that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the official executing this Amendment has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against Borrower,
(d) this Amendment constitutes a valid and binding obligation of the Borrower in every respect.

      4. In consideration of this Amendment, Borrower hereby releases and discharges the Bank and its shareholders, directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, demands, liability, and causes of action whatsoever, now known or unknown, arising out of or in any way related to the extension or administration of the Loan Agreement, or any of the other Related Documents, except for fraud, deceit, or willful misconduct on the part of Bank.

      5. In consideration of this Amendment, Borrower shall pay the Bank's outside legal fees, which fees shall be payable upon the execution of this Amendment.

      6. Each reference that is made in the Loan Agreement or any of the Related Documents shall hereafter be construed as a reference to the Loan Agreement as amended hereby. This Amendment is a Related Writing as defined in the Loan Agreement.

      7. All defined terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

      8. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

      4. In consideration of this Amendment, Borrower hereby releases and discharges the Bank and its shareholders, directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, demands, liability, and causes of action whatsoever, now known or unknown, arising out of or in any way related to the extension or administration of the Loans, the Agreement, or any of the other Related Documents.

      5. In consideration of this Amendment, Borrower shall pay the Bank's outside legal fees incurred in connection herewith, which fees shall be payable upon the execution of this Amendment.

      6. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws.

      7. All defined terms not otherwise defined herein shall have the meaning ascribed thereto in the Related Documents.

      8. Borrower authorizes any attorney at law to appear before any court of record, state, or federal, in the United States of America (other than any court in which utilization of this warrant of attorney would be contrary to law) after the Promissory Note, as amended hereby, becomes due, whether by lapse of time or by acceleration of maturity, to waive the issuance and service of process, to admit the maturity and nonpayment of the indebtedness evidenced by the Promissory Note, as amended hereby, to confess judgment against Borrower in favor of Bank for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive the judgment; should any judgment be vacated for any reason the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining additional judgment or judgments. Borrower agrees that the Bank's attorney may confess judgment pursuant to the foregoing warrant of attorney. Borrower further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Bank.

      "WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

      IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed by their duly authorized representatives as of the 20th day of April, 2001.

BORROWER:                                    BANK:

HYLAND SOFTWARE, INC.                        KEYBANK NATIONAL ASSOCIATION

By: /s/ Christopher Hyland, CFO              By: /s/ Emil Risseler, VP
    ----------------------------                 -------------------------------
   Christopher Hyland, Chief                     Emil Risseler, Vice President
   Financial Officer

[KEY LOGO]

                     MODIFICATION AND/OR EXTENSION AGREEMENT

Date              April 23,2001

Borrower:         Hyland Software. Inc.

Lender            KEYBANK NATIONAL ASSOCIATION

                  Dated December 26,2000, in the principal amount of $4,140,000,00.

Loan #:           100200210/2

      FOR VALUE RECEIVED, Borrower and Lender hereby agree to modify the above-referenced Loan and Promissory Note and/or Loan Agreement as follows:

  1.  MODIFICATION AND/OR EXTENSION PROVISIONS.

            - Effective April 20, 2001, Lender releases J. Packy Hyland, Jr., J. Packy Hyland, Sr. and Miguel Zubizarreta as a guarantors of the Loan.

  2. CONDITIONS. The modifications and/or extension described above are subject to and conditioned upon Borrower's full satisfaction of all of the following conditions on or before the date first stated above, time being of the essence.

            A. There shall be no uncured event of default under the Loan, nor any event or condition which with notice or the passage of time would be an event of default thereunder.

            B. Borrower shall deliver to Lender a fully executed original of this Modification and/or Extension Agreement.

            C. All expenses incurred by Lender in connection with this Agreement (including without limitation, attorney fees, recording charges, charges for title policy update(s), escrow charges, costs of obtaining updated or additional appraisal(s) or collateral valuations, if required by Lender) shall be paid by Borrower.

  3. GENERAL PROVISIONS. Except as modified above, all other provisions of the Promissory Note and any other documents securing or relating to the Loan (the "Loan Documents") remain in full force and effect. All security given for the Loan and all guarantees of the Loan (as applicable) shall continue in full force. Borrower warrants and represents to Lender that it has full right, power and authority to enter into this agreement and to perform all its obligations hereunder, and that all information and materials submitted to Lender in connection with this modification are accurate and complete. Borrower warrants that no default exists under the Loan Documents. Borrower reaffirms its obligation to pay the Loan in full and reaffirms the validity and enforceability of the Loan Documents, without set-off, counterclaim or defense.

  4. WARRANT OF ATTORNEY. Borrower authorizes any attorney at law to appear before any court of record, state or federal, in the United States of America (other than any court in which utilization of this warrant of attorney would be contrary to law) after the Promissory Note, as amended hereby, becomes due, whether by lapse of time or by acceleration of maturity, to waive the issuance and service of process, to admit the maturity and nonpayment of the indebtedness evidenced by the Promissory Note, as amended hereby, to confess judgment against Borrower in favor of Lender for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive the judgment; should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining additional judgment or judgments. Borrower agrees that the Lender's attorney may confess judgment pursuant to the foregoing warrant of attorney. Borrower further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Lender.

"WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

LENDER:                                       BORROWER:
KeyBank National Association                  Hyland Software, Inc.

By: /s/ Emil Risseler, Vice President         By: /s/ Christopher J. Hyland, CFO
-------------------------------------         ----------------------------------
Authorized Signer                             Christopher J. Hyland, CFO

[KEY LOGO]

                     MODIFICATION AND/OR EXTENSION AGREEMENT

Date:             July 25,2002                                                NL

Borrower(s):      HYLAND SOFTWARE, INC.

Lender:           KEYBANK NATIONAL ASSOCIATION

Note: Dated December 26, 2000, in the principal amount of $4,140,000.00, including any and all amendments thereto.

Loan #:           1-100200210-2

            FOR VALUE RECEIVED, Borrower and Lender hereby agree to modify the above-referenced Loan and Promissory Note and/or Loan Agreement as follows:

1.    MODIFICATION AND/OR EXTENSION PROVISIONS.

            - Effective July 25, 2002, the interest rate on this Note shall change to a variable rate equal to the Prime rate announced by the Lender (the "Index"), minus one half percent (-0.50%) per annum. The interest rate will change automatically and correspondingly on the date of each announced change of the Index by the Lender. The Index is not necessarily the lowest rate charged by the Lender on its loans and is set by Lender in its sole discretion.

2. CONDITIONS. The modifications and/or extension described above are subject to and conditioned upon Borrower's full satisfaction of all of the following conditions on or before the date first stated above, time being of the essence.

          A. There shall be no uncured event of default under the Loan, nor any event or condition which with notice or the passage of time would be an event of default thereunder.

          B. Borrower shall deliver to Lender a fully executed original of this Modification and/or Extension Agreement.

          C. All expenses incurred by Lender in connection with this Agreement (including without limitation, attorney fees, recording charges, charges for title policy update(s), escrow charges, costs of obtaining updated or additional appraisal(s) or collateral valuations, if required by Lender) shall be paid by Borrower.

          D. Borrower shall comply with the following additional conditions:

                -     No additional conditions apply.

3. GENERAL PROVISIONS. Except as modified above, all other provisions of the Promissory Note and any other documents securing or relating to the Loan (the "Loan Documents") remain in full force and effect. All security given for the Loan and all guarantees of the Loan (as applicable) shall continue in full force. Borrower warrants and represents to Lender that it has full right, power and authority to enter into this agreement and to perform all its obligations hereunder, and that all information and materials submitted to Lender in connection with this modification are accurate and complete. Borrower warrants that no default exists under the Loan Documents. Borrower reaffirms its obligation to pay the Loan in full and reaffirms the validity and enforceability of the Loan Documents, without set-off, counterclaim or defense.

4. WARRANT OF ATTORNEY. Borrower authorizes any attorney at law to appear before any court of record, state or federal, in the United States of America (other than any court in which utilization of this warrant of attorney would be contrary to law) after the Promissory Note, as amended hereby, becomes due, whether by lapse of time or by acceleration of maturity, to waive the issuance and service of process, to admit the maturity and nonpayment of the indebtedness evidenced by the Promissory Note, as amended hereby, to confess judgment against Borrower in favor of Lender for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive the judgment; should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining additional judgment or judgments. Borrower agrees that the Lender's attorney may confess judgment pursuant to the foregoing warrant of attorney. Borrower further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Lender.

"WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

LENDER:                                       BORROWER:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Emil Risseler, V.P.                   HYLAND SOFTWARE, INC
    -----------------------------
               Authorized Officer

                                          By: /s/ Christopher J. Hyland
                                              ----------------------------------
                                              Christopher J. Hyland CFO

                                SECOND AMENDMENT
                           TO BUSINESS LOAN AGREEMENT

                                (the "Amendment")

      WHEREAS, HYLAND SOFTWARE, INC., an Ohio corporation ("Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender") entered into a certain Business Loan Agreement dated December 26, 2000, which was amended by the First Amendment thereto dated April 20, 2001 (as amended, the "Loan Agreement"), and

      WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement to modify the financial covenants set forth therein.

      NOW, THEREFORE, for valuable consideration received to their satisfaction, Borrower and Lender hereby mutually agree as follows:

      1. The Section entitled "ADDITIONAL COVENANTS AND DEFINITIONS" set forth on page 6 the Loan Agreement is hereby amended to delete the financial covenants set forth therein in their entirety and to substitute the following:

      "LEVERAGE RATIO. Borrower shall maintain a ratio of Total Funded Debt to EBITDA of no greater than 3.25 to 1:00 for the twelve months ending March 31, 2003, 3.00 to 1.00 for the twelve months ending June 30,2003,2.75 to
      1.00 for the twelve months ending September 30,2003, and 2.50 to 1.00 for the twelve months ending December 31, 2003, and each twelve month period thereafter, tested for the period of the previous four fiscal quarters as of the end of each fiscal quarter. "EBITDA" means the net earnings of Borrower (i) plus the aggregate amounts deducted in determining such net income in respect of interest expenses, income taxes, depreciation, amortization, non-cash charges, and the non-cash component of extraordinary losses, (ii) minus extraordinary gains. "Total Funded Debt" means the sum without duplication for a Borrower and/or any of its subsidiaries of (1) all indebtedness for borrowed money, whether maturing in less than or more than one year, plus (2) all bonds, notes, debentures or similar debt instruments, plus (3) all capitalized lease obligations, plus (4) the present value of all basic rental obligations under any synthetic lease, plus (5) all indebtedness owed to the Borrower's shareholders.

      EBITDA TO TOTAL FIXED CHARGE RATIO. Borrower shall maintain a ratio of EBITDA minus Capital Expenditures to Total Fixed Charges of no less than .77 to 1.00 for the twelve months ending March 31, 2003, .90 to 1.00 for the twelve months ending June 30, 2003, l.10 to 1.00 for the twelve months ending September 30, 2003, and 1.25 to 1.00 for the twelve months ending December 31, 2003, and each twelve month period thereafter, tested at the end of each fiscal quarter for the preceding 12-month period. "EBITDA" means the net earnings of Borrower (i) plus the aggregate amounts deducted in determining such net income in respect of interest expenses, income taxes, depreciation, amortization, non-cash charges, and the non-cash component of extraordinary losses, (ii) minus extraordinary gains. "Total Fixed Charges" means the sum of interest expense, income taxes, and the current maturities of long-term debt. "Capital Expenditures" means net fixed assets at the beginning of the period less net fixed assets at the end of the period plus depreciation expense for the period.

      QUICK RATIO. Borrower shall maintain a ratio of Total Liquid Assets" to "Current Liabilities", minus the current portion of deferred revenue, of no less than 1.50 to 1.00, tested at the end of each fiscal quarter, beginning with the quarter ending March 31, 2003. "Total Liquid Assets" means Borrower's cash on hand plus Borrower's readily marketable securities, plus Borrower's net trade accounts receivable. "Current Liabilities" shall have the meaning defined by GAAP.

      NET WORTH. Borrower shall maintain a Net Worth of no less than $ 5,246,000.00 at March 31, 2003, and thereafter the sum of $ 5,246,000.00 plus an amount equal to fifty percent (50.0%) of Borrower's positive net income for all periods ending after March 31, 2003 (with no deductions for losses for dividends or other capital distributions), tested at the end of each fiscal quarter, beginning with the quarter ended March 31, 2003. "Net Worth" means Borrower's total assets less Borrower's total liabilities."

      2. The Lender hereby waives any Event of Default relating to the financial covenants set forth in the Section entitled "ADDITIONAL COVENANTS AND DEFINITIONS" on page 6 the in the Loan Agreement that resulted from the Borrower's financial condition as such covenants existed prior to execution of this Amendment. This waiver is not intended, nor shall it, establish any course of dealing between Borrower and Lender that is inconsistent with the express terms of the Loan Agreement and shall not be construed as a waiver of any other covenants or other provisions of the Loan Agreement or the other Loan Documents.

      3. The Subsection entitled "Financial Statements" set forth on page 3 of the Loan Agreement is hereby amended to add the following at the end thereof after the words "true and correct":

      ", accompanied by a compliance certificate of the Borrower's chief financial officer or other authorized person, that evidences the Borrower's compliance with the financial covenants set forth in the Section below entitled "ADDITIONAL COVENANTS AND DEFINITIONS", which certificate shall be in a form acceptable to the Lender in its sole discretion."

      4. Except as herein specifically amended, directly or by reference, all provisions of the Loan Agreement and the Related Documents are ratified and confirmed and remain in full force and effect. The Borrower and the Lender hereby agree to continue all liens and security interests securing the indebtedness of the Borrower under the Loan Agreement and the Related Documents, until such indebtedness as may be modified herein, and any and all related promissory notes have been fully paid. The parties hereto further agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Loan Agreement and/or any other instruments evidencing, securing, or related to the Borrower's obligations to the Lender. The Borrower hereby acknowledges that all liens and security interests securing such obligations are valid and subsisting.

      5. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the official executing this Amendment has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against Borrower;
(d) this Amendment constitutes a valid and binding obligation of the Borrower in every respect.

      6. In consideration of this Amendment, Borrower hereby releases and discharges the Lender and its shareholders, directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, demands, liability, and causes of action whatsoever, now known or unknown, arising out of or in any way related to the extension or administration of the Loan Agreement, or any of the other Related Documents, except for fraud, deceit, or willful misconduct on the part of Lender.

      7. In consideration of this Amendment, Borrower shall pay the Lender's outside legal fees, which fees shall be payable upon the execution of this Amendment.

      8. Each reference that is made in the Loan Agreement or any of the Related Documents shall hereafter be construed as a reference to the Loan Agreement as amended hereby. This Amendment is a Related Writing as defined in the Loan Agreement.

      9. All defined terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

      10. This Amendment may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart.

      11. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

      12. JURY TRIAL WAIVER, BORROWER AND LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER.

      IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by their duly authorized officers as of the 6th day of March, 2003.

BORROWER:                                      LENDER:
HYLAND SOFTWARE, INC.                          KEYBANK NATIONAL ASSOCIATION

By: /s/ Christopher Hyland                     By: /s/ Vijaya Kulkarni
    ---------------------------------------        --------------------------
Christopher Hyland, Chief Financial Officer        Vijaya Kulkarni, Assistant
                                                   Vice President

                                 THIRD AMENDMENT
                           TO BUSINESS LOAN AGREEMENT

                                (the "Amendment")

      WHEREAS, HYLAND SOFTWARE, INC., an Ohio corporation ("Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender") entered into a certain Business Loan Agreement dated December 26, 2000, which was amended by the First Amendment thereto dated April 20, 2001, and the Second Amendment thereto dated March 6, 2003 (as amended, the "Loan Agreement"), and

      WHEREAS, Borrower and Lender have agreed to amend further the Loan Agreement to modify the financial covenants set forth therein.

      NOW, THEREFORE, for valuable consideration received to their satisfaction, Borrower and Lender hereby mutually agree as follows:

      1. The Section entitled "ADDITIONAL COVENANTS AND DEFINITIONS" set forth on page 6 the Loan Agreement is hereby amended to delete the financial covenants set forth therein in their entirety and to substitute the following:

      "LEVERAGE RATIO. Borrower shall maintain a ratio of Total Funded Debt to EBITDA of no greater than 2.75 to 1.00 for the twelve months ending September 30, 2003, and 2.50 to 1.00 for the twelve months ending December 31, 2003, and each twelve month period thereafter, tested at the end of each fiscal quarter for the preceding 12-month period, "EBITDA" means the net earnings of Borrower (i) plus the aggregate amounts deducted in determining such net income in respect of interest expenses, income taxes, depreciation, amortization, non-cash charges, and the non-cash component of extraordinary losses, (ii) minus extraordinary gains. "Total Funded Debt" means the sum without duplication for a Borrower and/or any of its subsidiaries of (1) all indebtedness for borrowed money, whether maturing in less than or more than one year, plus (2) all bonds, notes, debentures or similar debt instruments, plus (3) all capitalized lease obligations, plus (4) the present value of all basic rental obligations under any synthetic lease, plus (5) all indebtedness owed to the Borrower's shareholders.

      EBITDA TO TOTAL FIXED CHARGE RATIO. Borrower shall maintain a ratio of EBITDA minus Capital Expenditures to Total Fixed Charges of no less than
      1.25 to 1.00 for the twelve months ending December 31,2003, .90 to 1.00 for the twelve month periods ending March 31, 2004, and June 30, 2004,
      1.00 to 1.00 for the twelve months ending September 30, 2004, .80 to 1.00 for the twelve months ending December 31, 2004, .90 to 1.00 for the twelve months ending March 31, 2005, and 1.25 to 1.00 for the twelve months ending June 30, 2005, and each twelve month period thereafter, tested at the end of each fiscal quarter for the preceding 12-month period. "EBITDA" means the net earnings of Borrower (i) plus the aggregate amounts deducted in determining such net income in respect of interest expenses, income taxes, depreciation, amortization, non-cash charges, and the non-cash component of extraordinary losses, (ii) minus extraordinary gains. "Total Fixed Charges" means the sum of interest expense, income taxes, and the current maturities of long-term debt. "Capital Expenditures" means net fixed assets at the beginning of the period less net fixed assets at the end of the period plus depreciation expense for the period.

      QUICK RATIO. Borrower shall maintain a ratio of Total Liquid Assets" to "Current Liabilities", minus the current portion of deferred revenue, of no less than 1.50 to 1.00 for the quarter ending December 31, 2003,2.00 to
      1.00 for the quarters ending March 31, 2004, and June 30, 2004, 1.75 to
      1.00 for the quarter ending September 30, 2004, 2.00 to 1.00 for the quarters ending December 31, 2004, and March 31, 2005, and 1.50 to 1.00 for the quarter ending June 30, 2005, and each fiscal quarter thereafter, tested at the end of each fiscal quarter, beginning with the quarter ending December 31, 2003. "Total Liquid Assets" means Borrower's cash on hand plus Borrower's readily marketable securities, plus Borrower's net trade accounts receivable. "Current Liabilities" shall have the meaning defined by GAAP.

      NET WORTH. Borrower shall maintain a Net Worth of no less than $ 3,375,000.00 at March 31, 2004, and thereafter the sum of $ 3,375,000.00 plus an amount equal to fifty percent (50.0%) of Borrower's positive net income for all periods ending after March 31, 2004 (with no deductions for losses for dividends or other capital distributions), tested at the end of each fiscal quarter, beginning with the quarter ended March 31, 2004. "Net Worth" means Borrower's total assets less Borrower's total liabilities."

      2. The Lender hereby waives any Event of Default relating to the financial covenants set forth in the Section entitled "ADDITIONAL COVENANTS AND DEFINITIONS" on page 6 the in the Loan Agreement that resulted from the Borrower's financial condition as such covenants existed prior to execution of this Amendment. This waiver is not intended, nor shall it, establish any course of dealing between Borrower and Lender that is inconsistent with the express terms of the Loan Agreement and shall not be construed as a waiver of any other covenants or other provisions of the Loan Agreement or the other Loan Documents.

      3. The effectiveness of the amendments and waivers set forth herein is contingent on the subordination to the Lender, in form and substance satisfactory to the Lender in its sole discretion, by the proposed holders of the Borrower's promissory notes in an approximate amount of $ 3,700,000.00, to be issued by the Borrower in connection with the repurchase from Borrower's existing shareholders of approximately 1,000,000 of Borrower's outstanding shares of stock.

      4. Except as herein specifically amended, directly or by reference, all provisions of the Loan Agreement and the Related Documents are ratified and confirmed and remain in full force and effect. The Borrower and the Lender hereby agree to continue all liens and security interests securing the indebtedness of the Borrower under the Loan Agreement and the Related Documents, until such indebtedness as may be modified herein, and any and all related promissory notes have been fully paid. The parties hereto further agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Loan Agreement and/or any other instruments evidencing, securing, or related to the Borrower's obligations to the Lender. The Borrower hereby acknowledges that all liens and security interests securing such obligations are valid and subsisting.

      5. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the official executing this Amendment has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against Borrower;
(d) this Amendment constitutes a valid and binding obligation of the Borrower in every respect.

      6. In consideration of this Amendment, Borrower hereby releases and discharges the Lender and its shareholders, directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, demands, liability, and causes of action whatsoever, now known or unknown, arising out of or in any way related to the extension or administration of the Loan Agreement, or any of the other Related Documents, except for fraud, deceit, or willful misconduct on the part of Lender.

      7. In consideration of this Amendment, Borrower shall pay the Lender an amendment fee of $ 5,000.00 and pay the Lender's outside legal fees, which fees shall be payable upon the execution of this Amendment.

      8. Each reference that is made in the Loan Agreement or any of the Related Documents shall hereafter be construed as a reference to the Loan Agreement as amended hereby. This Amendment is a Related Writing as defined in the Loan Agreement.

      9. All defined terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

      10. This Amendment may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart.

      11. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

      12. JURY TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER.

      IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by their duly authorized officers as of November 25, 2003.

BORROWER:                                      LENDER:
HYLAND SOFTWARE, INC.                          KEYBANK NATIONAL ASSOCIATION

By: /s/ Christopher Hyland                     By: /s/ Vijaya Kulkarni
    ---------------------------------------        --------------------------
Christopher Hyland, Chief Financial Officer        Vijaya Kulkarni, Assistant
                                                   Vice President

                                FOURTH AMENDMENT
                           TO BUSINESS LOAN AGREEMENT


     This FOURTH AMENDMENT TO BUSINESS LOAN AGREEMENT (this "Amendment") is made as of the 3rd day of May, 2004, between HYLAND SOFTWARE, INC., an Ohio Corporation ("Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

     WHEREAS, the Borrower and the Lender entered into a certain Business Loan Agreement dated December 26, 2000 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Loan Agreement"); and

     WHEREAS, the Borrower and the Lender have agreed to amend further the Loan Agreement to modify certain provisions thereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration the Borrower and the Lender agree as follows:

     1. The Section entitled "ADDITIONAL COVENANTS AND DEFINITIONS" set forth on page 6 of the Loan Agreement is hereby amended to delete the "Leverage Ratio", "EBITDA to Total Fixed Charge Ratio", "Quick Ratio", and "Net Worth" financial covenants therefrom in their entirety, and to insert in place thereof the following new financial covenant:

          MINIMUM CASH. The Borrower shall at all times maintain unrestricted cash-on-hand and Cash Equivalents in an aggregate amount of no less than Three Million Five Hundred Thousand Dollars ($3,500,000). As used herein, "Cash Equivalents" shall mean cash equivalents in accordance with GAAP.

     2. The Borrower has notified the Lender of the Borrower's plans to enter the public equity market through an initial public offering ("IPO"). In connection with the IPO, the Borrower will be purchasing certain of its shares and also changing its capital structure. Pursuant to the subsection entitled "CONTINUITY OF OPERATIONS" on page 4 of the Loan Agreement, the written consent of the Lender is required for the Borrower to effectuate the IPO. At the Borrower's request, the Lender hereby consents to the IPO on the conditions that no default shall exist under the Loan Agreement or any Related Document prior to or immediately following the IPO.

     3. Except as herein specifically amended, directly or by reference, all provisions of the Loan Agreement and the Related Documents are ratified and confirmed and remain in full force and effect. The Borrower and the Lender hereby agree to continue all liens and security interests securing the indebtedness of the Borrower under the Loan Agreement and the Related Documents, until such indebtedness as may be modified herein, and any and all related promissory notes have been fully paid. The parties hereto further agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Loan Agreement and/or any other instruments evidencing, securing, or related to the Borrower's obligations to the Lender. The Borrower hereby acknowledges that all liens and security interests securing such obligations are valid and subsisting.

     4. The Borrower hereby represents and warrants to Lender that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the official executing this Amendment has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational agreements of the Borrower or any law applicable to the Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against the Borrower; (d) this Amendment constitutes a valid and binding obligation of the Borrower in every respect.

     5. In consideration of this Amendment, the Borrower hereby releases and discharges the Lender and its shareholders, directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, demands, liability, and causes of action whatsoever, now known or unknown, arising out of or in any way related to the extension or administration of the Loan Agreement, or any of the other Related Documents, except for fraud, deceit, or willful misconduct on the part of the Lender.

     6. In consideration of this Amendment, the Borrower shall pay the Lender's outside legal fees, which fees shall be payable upon the execution of this Amendment.

     7. Each reference that is made in the Loan Agreement or any of the Related Documents shall hereafter be construed as a reference to the Loan Agreement as amended hereby. This Amendment is a Related Writing as defined in the Loan Agreement.

     8. All defined terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     9. This Amendment may be executed in counterparts and all such counterparts shall constitute one agreement binding on all parties, notwithstanding that the parties are not signatories to the same counterpart.

     10. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank.]

     11. JURY TRIAL WAIVER. THE BORROWER AND THE LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE BORROWER AND THE LENDER, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAVIER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN THE BORROWER AND THE LENDER.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed by their duly authorized officers as of the date set forth above.


BORROWER:                                 LENDER:
HYLAND SOFTWARE, INC.                     KEYBANK NATIONAL ASSOCIATION


By: /s/ Christopher Hyland                By: /s/ Vijaya N. Kulkarni
   -----------------------------------       -----------------------------------
   Christopher Hyland                        Vijaya N. Kulkarni
   Chief Financial Officer                   Assistant Vice President


                                       3